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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 7, 2000
                                                  -------------



                            MEDICAL RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     1-12461                 13-3584552
    ------------------           -----------------           ------------
(State of other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                 Number)            Identification No.)



125 State Street, Hackensack, NJ                    07601
------------------------------------               --------
(Address of principal executive offices)           Zip Code



Registrant's telephone number, including area code: (201) 883-5460
                                                    --------------



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Item 5.  Other Events.

     On April 7, 2000, Medical Resources, Inc. (the "Company") reported that it had filed a pre-negotiated Joint Plan of Reorganization (the "Plan") and commenced proceedings under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, in connection with the Company's previously announced agreement-in principle to convert $75,000,000 of its Senior Notes into common stock of the reorganized Company. Under the Plan and the Chapter 11 proceeding (which applies only to the Company, and not to any of its affiliates or operating subsidiaries), the holders of the Senior Notes and the Company's primary medical equipment lender (which holds approximately $5,121,000 of unsecured debt of the Company) are to receive approximately 90% of the reorganized Company's common stock. Under the Plan, which is subject to certain conditions, it is contemplated that the reorganized Company's remaining equity will be distributed among junior creditors (including plaintiffs in current lawsuits pending against the Company), other claim holders and the Company's equity holders. The description of the Plan and Chapter 11 proceeding contained herein is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit
2.1 and is incorporated herein by reference.

     On April 7, 2000, the Company issued a press release relating to the filing of the Plan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

              None.

     (b) Pro Forma financial information.

              None.

     (c) Exhibits.

              2.1      Joint Plan of Reorganization, dated April 7, 2000.

              99.1     Press Release issued by the Company, dated April 7, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MEDICAL RESOURCES, INC.



Dated:  April 10, 2000                 By: /s/ Geoffrey A. Whynot
                                           ------------------------------
                                          Name:  Geoffrey A. Whynot
                                          Title: Co-Chief Executive Officer and
                                                 Chief Financial Officer


                                       2

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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

    2.1                   Joint Plan of Reorganization, dated April 7, 2000.

   99.1                   Press Release of the Company, dated April 7, 2000.


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